Exhibit 10.100

GUARANTEE

made by

WYNN SHOW PERFORMERS, LLC,

WYNN LAS VEGAS CAPITAL CORP.,

WYNN GOLF, LLC,

WORLD TRAVEL, LLC,

LAS VEGAS JET, LLC,

WYNN SUNRISE, LLC,

and

THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO

in favor of

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

Dated as of December 14, 2004

i

GUARANTEE

This GUARANTEE, dated as of December 14, 2004, is made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for (i) the banks and other financial institutions or entities who extend credit and make Loans to the Borrower (the “Lenders”) from time to time party to the Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Wynn Las Vegas, LLC, a Nevada limited liability company (the “Borrower”), the Lenders, certain other financial institutions party thereto and the Administrative Agent and (ii) the other Secured Parties.

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each of the Guarantors is a Subsidiary of the Borrower;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the foregoing premises and to induce the Arrangers, the Managers, the Agents, including, without limitation, the Administrative Agent, and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1. Definitions.

(a) Any capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Agreement”: this Guarantee, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

“Disbursement Agreement”: that certain Master Disbursement Agreement, dated as of the date hereof, among the Borrower, the Administrative Agent and the other parties signatory thereto, as the same may hereafter be amended, supplemented, replaced or otherwise modified in accordance with its terms.

“Guaranteed Obligations”: with respect to any Guarantor, the collective reference to the Obligations of the Borrower and the Obligations of each other Loan Party (other than such Guarantor).

1.2. Other Definitional Provisions.

(a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Obligations or the Guaranteed Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Obligations or the Guaranteed Obligations (other than unmatured contingent reimbursement and indemnification obligations (other than those associated with Letters of Credit)), as the case may be (provided that Letters of Credit may be cash collateralized in accordance with the terms of the Credit Agreement).

SECTION 2. GUARANTEE

2.1. Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Guaranteed Obligations.

(b) If and to the extent required in order for the Guaranteed Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.1(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until payment in full of all Guaranteed Obligations, notwithstanding that from time to time during the term of the Credit Agreement the Borrower or any other Guarantor may be free from any Guaranteed Obligations.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full, no Letter of Credit shall be outstanding (or the Letters of Credit shall have been cash collateralized in accordance with the terms of the Credit Agreement) and the Commitments are terminated or have expired.

2.2. Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Guaranteed Obligations by the Borrower or any Guarantor or is received or collected on account of the Guaranteed Obligations from the Borrower or any Guarantor or its Property:

(a) If such payment is made by the Borrower or from its Property, then, if and to the extent such payment is made on account of Guaranteed Obligations arising from or relating to a Loan made to the Borrower or a Letter of Credit issued for account of the Borrower, the Borrower shall not be entitled (A) to demand or enforce reimbursement or contribution in respect of such payment from any Guarantor or (B) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any Guarantor or its Property; and

(b) If such payment is made by a Guarantor or from its Property, such Guarantor shall be entitled, subject to and upon payment in full of the Guaranteed Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from the Borrower or the applicable Guarantor and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(c) If and whenever (after payment in full of the Guaranteed Obligations) any right of reimbursement or contribution becomes enforceable by any Guarantor against any other Guarantor under Sections 2.2(a) and 2.2(b), such Guarantor shall be entitled, subject to and upon payment in full of the Guaranteed Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 2.2) to any security interest that may then be held by the Administrative Agent upon any Collateral granted to it pursuant to the Security Documents. Such right of subrogation shall be enforceable solely against the Guarantors, and not against the Secured Parties, and neither the Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Guarantor, then (after payment in full of the Guaranteed Obligations) the Administrative Agent shall deliver to the Guarantors making such demand, or to a representative of such Guarantors or of the Guarantors generally, an instrument satisfactory to the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever Collateral then existing that was not previously released or disposed of by the Administrative Agent.

(d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor as to any payment on account of the Guaranteed Obligations made by it or received or collected from its Property shall be fully subordinated in all respects to the prior payment in full of all of the Guaranteed Obligations. Until payment in full of the Guaranteed Obligations, no Guarantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Guarantors under the Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

(f) Each Guarantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Guarantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.2(e) and (ii) neither the Administrative Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(d).

(g) Each Guarantor waives any right or claims of right to cause a marshalling of the Borrower’s or any Guarantor’s assets or to proceed against any Guarantor, the Borrower or any other guarantor of any of the Guaranteed Obligations in any particular order, including, but not limited to, any right arising out of Nevada Revised Statutes 40.430, to the fullest extent permitted by Nevada Revised Statutes 40.495(2).

2.3. Amendments, etc. with respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders under the Credit Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.4. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, primary, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document (other than this Agreement), any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Person for its Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.5. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.6. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at the Payment Office specified in the Credit Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce the Arrangers, the Agents, the Managers and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to the Secured Parties that, in the case of such Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference and shall apply to each Guarantor mutatis mutandis, are true and correct, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor’s knowledge.

SECTION 4. COVENANTS

Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than unmatured contingent reimbursement and indemnification Obligations) shall have been paid in full, no Letter of Credit shall be outstanding (or the Letters of Credit shall have been cash collateralized in accordance with the terms of the Credit Agreement) and the Commitments shall have terminated or expired, that each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor and each provision of the Credit Agreement that relates to such Guarantor (whether directly, indirectly, through the Borrower’s obligation to cause such Guarantor to take or not take actions or otherwise) is hereby incorporated herein by reference and shall apply to such Guarantor mutatis mutandis to the same extent as if the Credit Agreement had been executed by such Guarantor and such provisions had been made the direct obligations of such Guarantor.

SECTION 5. MISCELLANEOUS

5.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

5.2. Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

5.3. No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

5.4. Enforcement Expenses; Indemnification.

(a) Each Guarantor agrees to pay or reimburse each Secured Party (after the occurrence of an Event of Default) for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Administrative Agent.

(b) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any Guarantor’s delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(d) The agreements in this Section 5.4 shall survive repayment of the Guaranteed Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

(e) Each Guarantor agrees that the provisions of Section 2.20 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

5.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

5.6. Set-Off. Upon the occurrence and during the continuance of an Event of Default each Lender shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by any Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party or any branch or agency thereof to or for the credit or the account of such Guarantor. Each Lender agrees to notify promptly the relevant Guarantor and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

5.7. Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10(b) of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

5.8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.10. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5.11. Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

5.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.13. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 5.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

5.14. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

5.15. Releases. At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than unmatured contingent reimbursement and indemnification Obligations) shall have been paid in full, the Commitments have been terminated or expired and no Letters of Credit shall be outstanding (or the Letters of Credit shall have been cash collateralized in accordance with the terms of the Credit Agreement), this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. In addition, at such time as the Borrower disposes of its interest in any Guarantor in accordance with Section 7.5 of the Credit Agreement or any Guarantor is no longer otherwise required to be a Guarantor by the terms of the Credit Agreement, this Agreement and all obligations (other than those expressly stated to survive such termination) of such Guarantor hereunder shall terminate all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

5.16. WAIVER OF JURY TRIAL. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTORS:

WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President

WYNN LAS VEGAS CAPITAL CORP.,
a Nevada corporation

By:	/s/ Marc H. Rubinstein
Name:	Marc H. Rubinstein
Title:	Senior Vice President

WYNN GOLF, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President

WORLD TRAVEL, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President

LAS VEGAS JET, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President

WYNN SUNRISE, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President

ADMINISTRATIVE AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:	/s/ Steven P. Lapham
Name:	Steven P. Lapham
Title:	Managing Director

By:	/s/ Brenda Casey
Name:	Brenda Casey
Title:	Vice President

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Name of Guarantor	Notice Address
Wynn Golf, LLC

Wynn Golf, LLC

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Wynn Las Vegas Capital Corp.

Wynn Las Vegas Capital Corp.

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Wynn Show Performers, LLC

Wynn Show Performers, LLC

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Wynn Sunrise, LLC

Wynn Sunrise, LLC

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Name of Guarantor	Notice Address
World Travel, LLC

World Travel, LLC

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Las Vegas Jet, LLC

Las Vegas Jet, LLC

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attention: General Counsel

Telecopy: (702) 770-1520

(with a copy to Skadden, Arps, Slate, Meagher, & Flom, LLP at its notice address first set forth below)

Notice Address of Skadden, Arps, Slate, Meagher & Flom LLP:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attn: Jerome Coben, Esq.

Telecopy: (213) 621.5010

Annex 1

ASSUMPTION AGREEMENT, dated as of                     , 200    , made by                             , a                      (the “Additional Guarantor”), in favor of Deutsche Bank Trust Company Americas, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for (i) the Lenders and other financial institutions party to the Credit Agreement referred to below, and (ii) the other Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

RECITALS:

WHEREAS, Wynn Las Vegas, LLC (the “Borrower”), the Lenders, certain other financial institutions and the Administrative Agent have entered into a Credit Agreement, dated as of December 14, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, certain Subsidiaries of the Borrower (other than the Additional Guarantor) have entered into the Guarantee, dated as of December 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, Section 6.10(b) of the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.7 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made by such Additional Guarantor on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1-A